OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Supplement dated July 30, 2014 to the

Prospectus and Statement of Additional Information dated January 28, 2014

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Global Strategic Income Fund (the “Fund”), each dated January 28, 2014 and is in addition to any other supplement(s).

Effective July 30, 2014:

1.	The section titled “Portfolio Managers” on page 7 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Managers. Michael Mata, the lead portfolio manager, has been portfolio manager of the Fund since July 2014. Arthur P. Steinmetz has been a Vice President of the Fund since May 2003 and portfolio manager since October 1989. Krishna Memani has been a Vice President and portfolio manager of the Fund since April 2009. Sara J. Zervos, Ph.D., has been a Vice President of the Fund since November 2010 and a portfolio manager of the Fund since October 2010. Jack Brown, CFA, has been a Vice President and portfolio manager of the Fund since January 2013.

Effective September 30, 2014, Arthur P. Steinmetz will no longer be a portfolio manager and Vice President of the Fund. Michael Mata, Krishna Memani, Sara Zervos, and Jack Brown will remain portfolio managers of the Fund.

2.	The section titled “Portfolio Managers” on page 18 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by Michael Mata, the lead portfolio manager, Arthur P. Steinmetz, Krishna Memani, Sara J. Zervos and Jack Brown, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Mata has been a portfolio manager of the Fund since July 2014. Mr. Steinmetz has been a portfolio manager of the Fund since October 1989 and a Vice President of the Fund since May 2003. Mr. Memani has been a portfolio manager and Vice President of the Fund since April 2009. Ms. Zervos, Ph.D., has been Vice President of the Fund since November 2010 and a portfolio manager of the Fund since October 2010. Mr. Brown, CFA, has been a Vice President and portfolio manager of the Fund since January 2013.

Mr. Mata has been a Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income since July 2014. Mr. Mata was a portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income from August 2004 to December 2013, managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign team. Mr. Mata was a Senior Vice President and Senior Risk Manager at Putnam Investments from March 2000 to August 2004, and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers from September 1994 to March 2000.

Mr. Steinmetz has been the CEO and Chairman of the Manager since July 2014, President of the Manager since May 2013, a Director of the Manager since January 2013, Director of the Sub-Adviser since July 2014, President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser's parent holding company) since July 2014, and President and Director of OFI SteelPath, Inc. since January 2013. He has been the Chief Investment Officer of the OppenheimerFunds advisory entities from January 2013 to December 2013; Executive Vice President of the Manager from January 2013 to May 2013; Chief Investment Officer of the Sub-Adviser from October 2010 to December 2012; Chief Investment Officer, Fixed-Income, of the Sub-Adviser from April 2009 to October 2010; Executive Vice President of the Sub-Adviser from October 2009 to December 2012; Director of Fixed Income of the Sub-Adviser from January 2009 to April 2009; and a Senior Vice President of the Sub-Adviser from March 1993 to September 2009. Mr. Steinmetz is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been President of the Sub-Adviser since January 2013, Executive Vice President of the Manager since January 2014 and Chief Investment Officer of the OppenheimerFunds advisory entities since January 2014. He was Chief Investment Officer, Fixed Income of the Sub-Adviser from January 2013 to December 2013; Head of the Investment Grade Fixed Income Team of the Sub-Adviser from March 2009 to January 2014; Director of Fixed Income of the Sub-Adviser from October 2010 through December 2012 and Senior Vice President of the Sub-Adviser from March 2009 through December 2012. He was also Senior Vice President of OFI Global Institutional, Inc. from April 2009 through December 2012. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006 and Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Ms. Zervos has been a Senior Vice President of the Sub-Adviser since January 2011, the Head of the Sub-Adviser’s Global Debt Team since October 2010, and is the team’s Director of International Research. Ms. Zervos serves on the Board of the Emerging Market Trade Association (EMTA) since January 2014 and is a member of the Federal Reserve Bank of New York Foreign Exchange Committee since January 2014. She was a Vice President of the Sub-Adviser from April 2008 to December 2010. She was a portfolio manager with Sailfish Capital Management from May 2007 to February 2008 and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management from June 2004 to April 2007. Ms. Zervos is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Brown has been a Vice President of the Sub-Adviser since May 2009 and was a senior analyst for the High Yield Corporate Debt team from 2000 to 2012. He joined the Sub-Adviser in 1995 and has held numerous positions including fixed income liaison, analyst and senior analyst. Mr. Brown is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

3.	The sections titled “Portfolio Managers” and “Other Accounts Managed” on page 57 of the SAI are revised to reflect the addition of Michael Mata as a Portfolio Manager.

4.	Other Accounts Managed. The following table provides information regarding the other portfolios and accounts managed by Mr. Mata as of July 28, 2014.

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Michael Mata[4]	N/A	N/A	N/A	N/A	N/A	N/A

1. In billions.

2. In millions.

3. Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.

4. Mr. Mata did not become a portfolio manager until July 30, 2014.

5.	Ownership of Fund Shares. The following information, as of July 28, 2014, is added to the “Ownership of Fund Shares” table on page 58 of the SAI:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Michael Mata	None

Effective September 30, 2014:

6.	All references to Arthur P. Steinmetz contained within the Prospectus and SAI are hereby removed.

July 30, 2014	PS0230.45